EXHIBIT 10.2
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                      OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
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               THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction "safe harbor" afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").


          This Agreement (hereinafter referred to as "Agreement"), is entered into as of the __ ST day of February, 1997 by and between
           Advanced Mammography Systems, Inc. (the "Issuer")  and the buyer
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          as setforth on page seven hereof (the "Buyer") with reference to
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          the following:


               NOW, THEREFORE, IN CONSIDERATION of and in reliance upon the respective representations and warranties, covenants, terms and conditions herein contained, the parties agree as follows:

               1. PURCHASE OF STOCK AND WARRANTS. Buyer shall purchase 169,377 common shares of the Issuer $0.01 par value (the Stock ) of Issuer at $1.23 per share and 169,377 Warrants in the form attached hereto at a Exercise Price of $1.93 per share (the
           Warrant ). The Stock and the Warrants shall be issued under Regulation S.

               2.  PAYMENT OF FEES.   The Issuer agrees to pay to
          InterFirst or its assigns a placement distribution fee of Ten percent (10%) and the Investors Counsels fees of One and One Quarter percent (1 1/4)( Fees ) of the gross proceeds in connection with the sale of the Stock and the exercise of the Warrant. The Fees shall be paid simultaneous with the funds being transferred to the Issuer. InterFirst and Investors Counsel, shall be entitled to advise and notify the Investor and the Company of any Fees due to InterFirst and Investors Counsel from the gross proceeds from any of the transactions under this Agreement. InterFirst and Counsel shall be entitled to submit directly to such Investor a demand or claim for the payment of the fees at the closing of and transaction under this Agreement and if not paid by the Investor then the Company shall pay the Fees of InterFirst and Investors Counsel, assuming the Company receives the gross proceeds.


               3 SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                    a. Offshore Transaction. Buyer represents and Warrant to Issuer as follows:

                         (i) Buyer does not have any of its securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is not a U.S. Person and is not owned by U.S. Persons as defined in Regulation S and herein;

                         (ii) At the time the buy order to purchase the Stock and Warrant was originated, and at the time this Agreement was executed and delivered, Buyer was outside the United States;

                         (iii) No offer to purchase the Stock and Warrant was made in the United States nor were any "directed selling efforts" as defined in Rule 902 of Regulation S made in the United States by Buyer or any of its affiliates;

                         (iv) Buyer is purchasing the Stock and Warrant for Buyer's own account and for investment purposes and not with the view towards distribution. Buyer does not have any contract, understanding or arrangement with any person to sell, transfer or grant participation to such person or any third person with respect to the Stock and Warrant;

                         (v) All subsequent offers and sales of the Stock and Warrant shall be made in compliance with Regulation S, pursuant to registration of the Stock and Warrant under the 1933 Act or pursuant to an exemption from such registration;

                         (vi) Buyer understands that the Stock and Warrant are being offered and sold to Buyer in reliance on Regulation S safe harbor from the registration requirements of the 1933 Act and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such safe harbor and the suitability of buyer to acquire the Stock and Warrant;

                         (vii) Buyer acknowledges that Buyer has received and reviewed the information supplied by the Company pursuant to
          Section 4 hereof;

                         (viii) Buyer agrees that from the date hereof until the forty-first (41st) day after the purchase of the Stock and Warrant offered pursuant to Regulation S (the "Restrictive Period"), that the Buyer, or any successor, or any Professional (as defined in Section 3a(x) hereof) (except for sales of any Stock and Warrant registered under the 1933 Act or otherwise exempt from such registration) (a) will not sell the Stock or the Warrant to a U.S. Person or for the account or benefit of a U.S. Person or anyone believed to be a U.S. Person, (b) will not engage in any efforts to sell the Stock or Warrant in the United States, (c) will send to a Professional acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of U.S. Persons during the Restrictive Period as provided herein , (d) has complied with the "Offering Restrictions" as defined in Section 902(h)(1), and (e) on and after the forty-first (41st) days after the purchase of the Stock and Warrants will offer and sell the Stock and Warrants in compliance with the safe harbor provisions contained in Regulation S or pursuant to any exemption from registration under the 1933 Act. Issuer will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions; to assure full compliance with the restrictions placed on the resale of securities offered pursuant to Regulation S, the Issuer shall staple an attachment to the certificates evidencing the Stock and Warrant, which shall bear the restrictive legend attached hereto as Exhibit "A", and provided the Issuer with a representation certificate certifying compliance with Regulation S. The Stock and Warrant and the Common Stock to be issued upon the exercise of the Warrant, shall not make reference to the restrictive legend attached thereto, and shall be freely transferable on the books and records of the Issuer and its Transfer Agent, subject to the restrictions set forth in this Agreement and in such Warrant. Issuer will not honor or register, any transfer or exercise in violation of any provision of the Act.

                         (ix) For purposes hereof, in general, a "U.S. Person" means any natural person, resident of the United States; any partnership or corporation organized or incorporated under the laws of the United States or any state or territory thereof; any estate of which any executor or administrator is a U.S. Person; any trust of which any trustee is a U.S. Person; any agency or branch of a foreign entity located in the United States; any nondiscretionary account or similar account, other than an estate or trust, held by a dealer or other fiduciary for the benefit or account of a U.S. Person; any discretionary account or similar account, other than an estate or trust, held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities and not registered under the 1933 Act unless it is organized and incorporated and owned by "accredited investors," as defined under Rule 501(a) under the 1933 Act, who are not natural persons, estates or trusts. "U.S.
                            ---
          Person" is further defined in Rule 902(o) under the 1933 Act;

                         (x)  A "Professional" is a "distributor" as
          defined in Rule 902(c) under the 1933 Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Stock and Warrant); a dealer as defined in Section 2(12) of the Exchange Act (encompassing those who engage in the business of trading or dealing in securities as agent, broker, or principal); or a person receiving a selling concession, fee or other remuneration in respect of the Stock and Warrant sold.

                                    (xi)  Buyer acknowledges that at the
          time of the purchase, Buyer does not have a short or hedge position in the Stock, Warrant or the Common Stock or any component thereof. During the Restrictive Period Buyer shall not in the United States, effect short sales in the Stock, Warrant or the Common Stock, nor shall Buyer hedge through short sales, options or otherwise Buyer's purchase of such Stock, Warrant or the Common Stock.

                    b. No Government Recommendation or Approval. Buyer understands that no Federal, State or foreign governmental agency has passed on or made any recommendation or endorsement of the Stock and Warrant.


               4.  ISSUER REPRESENTATIONS AND COVENANTS.

                    c. Reporting Company Status. Issuer is a "reporting company" as defined by Rule 902 of Regulation S. Issuer is in full compliance, to the extent applicable, with all filing obligations under Section 12(g) of the Exchange Act.

                    d. Current Public Information. Issuer has furnished Buyer with copies of the Issuer's 10K for the fiscal year ended September 30, 1996, as filed with the SEC, and all 8K's as filed with the SEC during the last 12 months. There has been no material adverse changes in the financial condition or prospects of the Issuer except as disclosed in the filings with the SEC.

                    e.   Offshore Transaction.    Issuer has not offered
          the Stock and Warrant which are the subject of this Agreement to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

                    f. No Directed Selling Efforts. In regard to the transaction contemplated by this Agreement, the Issuer has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Issuer conducted any general solicitation relating to the offer and sale of the Stock and Warrant which are the subject of this transaction to persons resident within the United States or elsewhere.

                    g. Concerning the Stock and Warrant. The Stock and Warrant when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company. The Company has reserved the number of Common Shares required to be issued to the Buyers upon purchase of the Stock and upon the exercise of the Warrant based upon the current trading price of the Company's Common Stock.

                    h. Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Issuer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                    i. Non-contravention. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Stock and Warrant and the transactions contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provision of, or constitute a default under, the articles of incorporation or bylaws of the Issuer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which its or any of its respective properties or assets are bound, or any existing applicable law, rule or regulation or any applicable law, rule or regulation or any applicable decree, judgment or order of any United States Court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

                    j.  Approvals.  Issuer is not aware of any
          authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Stock and Warrant as contemplated by this Agreement.

                    i. Continuous Offering. The sale of the Stock and Warrant pursuant to this Agreement is not a "continuous offering" as defined in Rule 902(m) or if it is a continuous offering, the sale of the Stock and Warrant hereunder is the last sale thereunder and the "Restricted Period" as defined in Rule 902(m) commences on the Effective Date as hereinafter defined. The purchase of the Stock and Warrants is part of the sale of an aggregate of 1,016,260 shares of Stock and 1,016,260 Warrants in Regulation S placements.

               5    SAFE HARBOR; RELIANCE ON REPRESENTATIONS.  Buyer
          understands that the offer and sale of the Stock and Warrant (or any components thereof) are not being registered under the 1933 Act. Issuer is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S and Buyer's representations hereunder.

               6    TRANSFER AGENT INSTRUCTIONS.  Issuer's transfer agent
          will be instructed to issue one or more certificates representing the Stock and Warrant without restrictive legend in the name of Buyer and in such denominations to be specified prior to closing. Issuer further warrant that no instructions other than these instructions and instructions for a "stop transfer" instruction until the end of the Restrictive Period for resales into the United States have been given to the transfer agent and that such Stock and Warrant shall otherwise be freely transferable on the books and records of the Company. Nothing in these Sections, however, shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Stock and Warrant and underlying Common Stock. Notwithstanding anything herein to the contrary, an attachment shall be stapled to the certi upon conversion fo the Stock and exercise of the Warrant, which attachment shall bear the legend attached hereto as Exhibit A.


               7    CLOSING DATE.  The date of the issuance and the sale of
          the Stock and Warrant (the "Closing") shall be February 6, 1997 (the "Effective Date" or "Closing Date"), or such other mutually agreed to time and place.

               8    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  Buyer
          understands that Issuer's obligation to sell the Stock and Warrant is conditioned upon:

                    a. The receipt and acceptance by Issuer of this Subscription Agreement for all of the Stock and Warrant as evidenced by execution of this Subscription Agreement by an authorized person of the Issuer; and

                    b. Delivery to the Escrow Agent under the Escrow Agreement by Buyer of immediately available funds as payment in full for the purchase of the Stock and Warrant.

               9    CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.  Issuer
          understands that Buyer's obligation to purchase the Stock and Warrant is conditioned upon:
                    a.  Acceptance by Buyer of this Subscription Agreement
          for the sale of the Stock and Warrant as evidenced by execution of this Subscription Agreement by an authorized person of the Buyer; and

                    b. Delivery of the Stock and Warrant without restrictive legend other than as contained on the attachment stapled to the certificates evidencing the Stock and Warrant as described herein.


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          Signatures on next page

          IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below.

               Dated this 6th day of the month of February, 1997.


                                   ADVANCED MAMMOGRAPHY SYSTEMS, INC.


                                   By:_____________________________________
                                   Print Name:
                                   Title:

               Accepted this 6th day of the month of February, 1997.

               Signature of Buyer:




                                   By:____________________________________
                                        ___________________________________

                                      Exhibit A



          "The Securities covered hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold within the United States or to or for the account or the benefit of U.S. persons (i) as part of a distribution at any time or (ii) otherwise until March _____, 1997, except, in either case, in accordance with Regulation S under the Act.
          Terms used above have the meaning give to them by Regulation S."